SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 1, 2002
                                  -----------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On May 1, 2002, General Motors Corporation (GM) issued a news release announcing April sales and revised second-quarter schedule. The release is as follows:

         GM Outpaces The Industry In April With Exceptional Retail Sales

   - Total April Sales Up 13 Percent, Retail Sales Up 15 Percent
   - Retail Sales Up 7 Percent For The Year
   - Truck Sales Up 24 Percent, Retail Truck Sales Up 29 Percent
   - GM Trucks And Utilities Continue To Set Industry Benchmark

                       GM Revises Second-Quarter Schedule

      DETROIT -- General Motors dealers sold 422,089 new cars and trucks in April in the United States, up 13 percent over last year. GM's retail sales were up 15 percent over year ago levels and GM retail sales through April were up 7 percent. GM's overall April truck sales were up 24 percent and GM car sales were up 1 percent as daily rental volume began to stabilize.

      "Once again the industry's strength surprised us in April," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Our retail sales continue to surpass our year ago levels, despite some lean inventories, and our total truck business continues to run at an all-time industry record sales rate. Importantly, cars such as the Chevy Impala, combined with exciting new entries like the all-new Pontiac Vibe and Cadillac CTS, are helping improve our competitive position in the passenger car market.

      "We are very enthused by the renewed confidence our consumers and retailers are showing in our products. And that confidence is clearly contributing to GM continuing its sales momentum," said Lovejoy.

GM Truck Sales

      For April, GM's industry leading truck lineup with deliveries up 24 percent, continued on pace to establish an all-time industry record. GM's combined utility sales (91,497) increased 47 percent over year ago levels. Again, GM achieved midsize utility leadership (43,061) on the strength of the Chevrolet TrailBlazer (15,913) and the GMC Envoy (6,744).

      GM had another stellar month in full-size utilities selling 40,124 units. GM small utilities, the Saturn VUE and Chevrolet Tracker, further strengthened GM's position in the utility market, with 8,312 sales. For the month of April, GM delivered more than 90,000 utilities. Complementing its strength in utilities, GM had another solid month in full-size pickups delivering 79,018 units, an increase of 5 percent over last April.

GM Car Sales

       GM car sales (up 1 percent), continue to improve as fleet volumes begin to stabilize and retail sales regain momentum. Several GM cars had strong sales performances in April. Chevrolet Impala (16,252) continued to post impressive sales, despite constrained inventory and the Chevrolet Cavalier increased 16 percent over last April. Buick LeSabre sales were up 42 percent (10,889) and the all-new Cadillac CTS (3,506 units) and Pontiac Vibe (2,561 units) both had strong sales months as those products build momentum.


Certified Used Sales

      GM's strength in the certified used car market continued to build toward leadership in the segment. GM sold approximately 29,800 total certified used vehicle sales for April, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand had another record month, selling 26,229 units. Lovejoy commented on the growth of GM's certified used vehicle programs, "Our Certified Used Vehicle business is firing on all cylinders and the exceptional dealer support we have received will allow us to become the industry leader."

GM Revises Second-Quarter Production Forecast

      (Due to a delay in data reporting, GM's April production results will be posted on media.gm.com when they are available.)

      GM's second-quarter production forecast for North America is 1.53 million vehicles (677,000 cars and 853,000 trucks), consistent with our guidance of greater than 1.5 million vehicles provided in GM's April 16th first quarter earnings announcement. The second-quarter increase from earlier estimates is due to continued strong consumer demand, the moderate recovery in daily rental deliveries as well as strong manufacturing performance. The new forecast also is 12 percent higher than the second quarter of 2001 when GM produced 1.364 million vehicles (638,000 cars and 726,000 trucks).

      GM continues to face an extremely competitive environment, and currently believes its net price retention in North America in the second quarter will be between negative 1.4 percent and negative 1.6 percent.

      GM also announced the following production forecast information for its international regions:

   - GM Europe - The second-quarter production forecast is 471,000 vehicles, a decrease of 4,000 vehicles.
   - GM Asia Pacific - The second-quarter production forecast is 70,000 vehicles, an increase of 3,000 vehicles.
   - GM Latin America, Africa and the Middle East - The second-quarter production forecast is unchanged 149,000 vehicles.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at pages II-15 and 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #


Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                     Calendar Year-to-Date
                                 April                  January - April
                      ---------------------------------------------------------
 Curr S/D:   25                            % Chg
 Prev S/D:   24          2002     2001    per S/D      2002      2001    % Chg
-------------------------------------------------------------------------------
Vehicle Total          422,089   359,499     12.7  1,552,244  1,555,134    -0.2
-------------------------------------------------------------------------------
Car Total              191,176   181,228      1.3    661,000    784,851   -15.8
-------------------------------------------------------------------------------
Truck Total            230,913   178,271     24.3    891,244    770,283    15.7
-------------------------------------------------------------------------------
Light Truck Total      226,163   175,004     24.1    878,241    756,551    16.1
-------------------------------------------------------------------------------
Light Vehicle Total    417,339   356,232     12.5  1,539,241  1,541,402    -0.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
          Market Division
           Vehicle Total                             Calendar Year-to-Date
                                 April                 January - April
                      ---------------------------------------------------------
                                           % Chg
                        2002     2001     per S/D     2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   35,153    22,784     48.1    117,883    108,954     8.2
Cadillac                15,013    11,682     23.4     54,776     49,887     9.8
Chevrolet              232,428   201,523     10.7    882,029    855,503     3.1
GMC                     45,372    39,358     10.7    172,497    164,060     5.1
HUMMER                      55        65    -18.8        182        292   -37.7
Oldsmobile              14,044    15,311    -11.9     56,915     91,865   -38.0
Other - Isuzu            1,214     1,365    -14.6      4,331      5,355   -19.1
Pontiac                 50,252    41,713     15.7    168,497    179,450    -6.1
Saab                     3,437     2,614     26.2     12,575     10,451    20.3
Saturn                  25,121    23,084      4.5     82,559     89,317    -7.6
-------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    187,690   177,463      1.5    648,228    771,221   -15.9
-------------------------------------------------------------------------------
Light Truck            226,163   175,004     24.1    878,241    756,551    16.1
-------------------------------------------------------------------------------

Twenty-five selling days for the April period this year and twenty-four for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                                 2-1P
                                     GM Car Deliveries - (United States)
                                             April 2002
------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)      April           January - April
                         -----------------------------------------------
                                           %Chg
                           2002    2001 per S/D   2002    2001   % Chg
                         -----------------------------------------------
       Selling Days (S/D)  25      24
------------------------------------------------------------------------

Century                   14,040   9,341   44.3  41,072  39,433     4.2
LeSabre                   10,889   7,341   42.4  37,694  41,711    -9.6
Park Avenue                3,285   2,517   25.3   9,475  11,046   -14.2
Regal                      2,171   3,549  -41.3   8,695  16,726   -48.0
Riviera                        0       0  ***.*       0       2   ***.*
      Buick Total         30,385  22,748   28.2  96,936 108,918   -11.0
------------------------------------------------------------------------
Catera                        49   1,151  -95.9     197   3,179   -93.8
CTS                        3,506       0  ***.*   7,764       0   ***.*
DeVille                    5,557   5,663   -5.8  22,721  29,610   -23.3
Eldorado                     763     600   22.1   2,375   2,501    -5.0
Seville                    1,809   1,672    3.9   7,443   6,945     7.2
     Cadillac Total       11,684   9,086   23.4  40,500  42,235    -4.1
------------------------------------------------------------------------
Camaro                     3,145   3,189   -5.3  11,079  10,862     2.0
Cavalier                  28,514  23,509   16.4  85,356  88,187    -3.2
Corvette                   2,176   2,713  -23.0   9,850  10,654    -7.5
Impala                    16,252  15,611   -0.1  65,452  68,271    -4.1
Lumina                         9   4,267  -99.8      24  17,057   -99.9
Malibu                    14,365  15,681  -12.1  55,610  63,490   -12.4
Metro                          8     543  -98.6      11   6,397   -99.8
Monte Carlo                5,242   5,235   -3.9  20,474  23,578   -13.2
Prizm                      1,812   5,665  -69.3   8,829  19,928   -55.7
    Chevrolet Total       71,523  76,413  -10.1 256,685 308,424   -16.8
------------------------------------------------------------------------
Alero                      7,719   6,923    7.0  33,989  45,555   -25.4
Aurora                     1,045   2,082  -51.8   3,402  11,296   -69.9
Cutlass                        0       1  ***.*       0      12   ***.*
Eighty Eight                   0       1  ***.*       0       2   ***.*
Intrigue                   1,800   2,709  -36.2   5,918  14,983   -60.5
    Oldsmobile Total      10,564  11,716  -13.4  43,309  71,848   -39.7
------------------------------------------------------------------------
Bonneville                 3,014   3,070   -5.8  11,018  15,562   -29.2
Firebird                   2,262   2,227   -2.5   7,970   8,026    -0.7
Grand Am                  14,417  12,776    8.3  53,502  62,937   -15.0
Grand Prix                13,332   9,093   40.8  42,789  36,343    17.7
Sunfire                    7,648   8,401  -12.6  24,798  30,790   -19.5
Vibe                       2,561       0  ***.*   5,115       0   ***.*
     Pontiac Total        43,234  35,567   16.7 145,192 153,658    -5.5
------------------------------------------------------------------------
900                            0       0  ***.*       0       0   ***.*
9000                           0       0  ***.*       0       0   ***.*
9-3                        1,933   1,600   16.0   8,358   6,128    36.4
9-5                        1,504   1,014   42.4   4,217   4,323    -2.5
       Saab Total          3,437   2,614   26.2  12,575  10,451    20.3
------------------------------------------------------------------------
Saturn L Series            7,567   7,852   -7.5  26,494  32,483   -18.4
Saturn S Series           12,782  15,232  -19.4  39,309  56,834   -30.8
      Saturn Total        20,349  23,084  -15.4  65,803  89,317   -26.3
------------------------------------------------------------------------
        GM Total         191,176 181,228    1.3 661,000 784,851   -15.8
------------------------------------------------------------------------
                GM Car Deliveries by Production Source
------------------------------------------------------------------------
GM North America *       187,690 177,463    1.5 648,228 771,221   -15.9
------------------------------------------------------------------------
GM Import                  3,486   3,765  -11.1  12,772  13,630    -6.3
------------------------------------------------------------------------
        GM Total         191,176 181,228    1.3 661,000 784,851   -15.8
------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                                  2-1P
                                  GM Car Deliveries - (United States)
                                               April 2002
---------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)      April                 January - April
                         --------------------------------------------------
                                          %Chg
                           2002    2001 per S/D     2002      2001   % Chg
                         --------------------------------------------------
       Selling Days (S/D)  25      24
---------------------------------------------------------------------------
     GM Car Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total               30,385  22,748   28.2    96,936    108,918  -11.0
Cadillac Total            11,635   7,935   40.8    40,303     39,056    3.2
Chevrolet Total           71,523  76,413  -10.1   256,685    308,424  -16.8
Oldsmobile Total          10,564  11,716  -13.4    43,309     71,848  -39.7
Pontiac Total             43,234  35,567   16.7   145,192    153,658   -5.5
Saturn Total              20,349  23,084  -15.4    65,803     89,317  -26.3
     GM North America
       Total*            187,690 177,463    1.5   648,228    771,221  -15.9
------------------------------------------------------------------------
Cadillac Total                49   1,151  -95.9       197      3,179  -93.8
Saab Total                 3,437   2,614   26.2    12,575     10,451   20.3
     GM Import Total       3,486   3,765  -11.1    12,772     13,630   -6.3
---------------------------------------------------------------------------
                        GM Vehicle Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total               35,153  22,784   48.1   117,883    108,954    8.2
Cadillac Total            15,013  11,682   23.4    54,776     49,887    9.8
Chevrolet Total          232,428 201,523   10.7   882,029    855,503    3.1
GMC Total                 45,372  39,358   10.7   172,497    164,060    5.1
HUMMER Total                  55      65  -18.8       182        292  -37.7
Oldsmobile Total          14,044  15,311  -11.9    56,915     91,865  -38.0
Other-Isuzu Total          1,214   1,365  -14.6     4,331      5,355  -19.1
Pontiac Total             50,252  41,713   15.7   168,497    179,450   -6.1
Saab Total                 3,437   2,614   26.2    12,575     10,451   20.3
Saturn Total              25,121  23,084    4.5    82,559     89,317   -7.6
     GM Total            422,089 359,499   12.7 1,552,244  1,555,134   -0.2
---------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                               April 2002
---------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                    (1)    April                     January - April
                    -------------------------------------------------------
                                          % Chg
                           2002    2001  per S/D    2002       2001   % Chg
---------------------------------------------------------------------------
  Selling Days (S/D)  25     24
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Rendezvous                 4,768      36  ***.*    20,947         36  ***.*
    Total Buick            4,768      36  ***.*    20,947         36  ***.*
---------------------------------------------------------------------------
Escalade                   2,429   2,596  -10.2    10,794      7,652   41.1
Escalade EXT                 900       0  ***.*     3,482          0  ***.*
  Total Cadillac           3,329   2,596   23.1    14,276      7,652   86.6
---------------------------------------------------------------------------
Astro                      5,806   5,873   -5.1    17,702     22,191  -20.2
C/K Suburban(Chevy)       10,409  10,043   -0.5    43,471     45,549   -4.6
Chevy C/T Series             709     517   31.7     1,923      2,104   -8.6
Chevy P Models & Mtr Hms       0       3  ***.*         0         27  ***.*
Chevy W Series               220     143   47.7       836        674   24.0
Express Cutaway/G Cut      2,081   1,195   67.2     6,116      4,485   36.4
Express Panel/G Van        5,965   5,142   11.4    21,221     21,598   -1.7
Express/G Sportvan         2,261   1,605   35.2     5,870      5,205   12.8
Kodiak 4/5 Series             32       0  ***.*        32          0  ***.*
S/T Blazer                11,542  12,016   -7.8    42,506     68,139  -37.6
S/T Pickup                14,830  12,908   10.3    52,700     50,570    4.2
Tahoe                     16,176  13,212   17.5    64,542     59,560    8.4
Tracker                    3,540   4,242  -19.9    13,424     17,749  -24.4
TrailBlazer               15,913     355  ***.*    74,566      1,447  ***.*
Venture                    9,046   6,787   28.0    28,704     26,118    9.9
............................................................................
     Avalanche             7,029       1  ***.*    30,983          1  ***.*
     Silverado-C/K
       Pickups            55,346  51,068    4.0   220,748    221,662   -0.4
Chevrolet Fullsize
  Pickups                 62,375  51,069   17.3   251,731    221,663   13.6
............................................................................
  Chevrolet Total        160,905 125,110   23.5   625,344    547,079   14.3
---------------------------------------------------------------------------
C/K Suburban(GMC)              0       4  ***.*         0         25  ***.*
Envoy                      6,744     430  ***.*    29,369      2,197  ***.*
GMC C/T Series             1,999     870  120.6     4,424      4,037    9.6
GMC W Series                 563     368   46.9     1,444      1,525   -5.3
P Models & Mtr Hms(GMC)        0       1  ***.*         0         10  ***.*
S/T Jimmy                    149   2,876  -95.0       685     19,686  -96.5
Safari (GMC)               1,478   2,059  -31.1     4,964      7,799  -36.4
Savana Panel/G Classic     1,845   2,249  -21.2     6,246      9,193  -32.1
Savana Special/G Cut       1,334   1,243    3.0     3,251      3,028    7.4
Savana/Rally                 207     198    0.4       764        718    6.4
Sierra                    15,743  14,475    4.4    63,894     60,787    5.1
Sonoma                     4,242   4,067    0.1    13,806     12,406   11.3
Topkick 4/5 Series            13       0  ***.*        13          0  ***.*
Yukon                      6,022   5,821   -0.7    24,120     23,384    3.1
Yukon XL                   5,033   4,697    2.9    19,517     19,265    1.3
     GMC Total            45,372  39,358   10.7   172,497    164,060    5.1
---------------------------------------------------------------------------
HUMMER H1                     55      65  -18.8       182        292  -37.7
   HUMMER Total               55      65  -18.8       182        292  -37.7
---------------------------------------------------------------------------
Bravada                    1,354     866   50.1     6,103      6,975  -12.5
Silhouette                 2,126   2,729  -25.2     7,503     13,042  -42.5
 Oldsmobile Total          3,480   3,595   -7.1    13,606     20,017  -32.0
---------------------------------------------------------------------------
Other-Isuzu F Series         152     200  -27.0       620        752  -17.6
Other-Isuzu N Series       1,062   1,165  -12.5     3,711      4,603  -19.4
 Other-Isuzu Total         1,214   1,365  -14.6     4,331      5,355  -19.1
---------------------------------------------------------------------------
Aztek                      2,591   2,394    3.9     9,267     11,052  -16.2
Montana                    4,427   3,752   13.3    14,038     14,740   -4.8
Trans Sport                    0       0  ***.*         0          0  ***.*
   Pontiac Total           7,018   6,146    9.6    23,305     25,792   -9.6
---------------------------------------------------------------------------
VUE                        4,772       0  ***.*    16,756          0  ***.*
   Saturn Total            4,772       0  ***.*    16,756          0  ***.*
---------------------------------------------------------------------------
     GM Total            230,913 178,271   24.3   891,244    770,283   15.7
---------------------------------------------------------------------------
                       GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       229,603 176,990   24.5   886,544    765,068   15.9
---------------------------------------------------------------------------
GM Import                  1,310   1,281   -1.8     4,700      5,215   -9.9
---------------------------------------------------------------------------
     GM Total            230,913 178,271   24.3   891,244    770,283   15.7
---------------------------------------------------------------------------
                GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------------
GM North America *       226,163 175,004   24.1   878,241    756,551   16.1
---------------------------------------------------------------------------
GM Import                      0       0  ***.*         0          0  ***.*
---------------------------------------------------------------------------
     GM Total            226,163 175,004   24.1   878,241    756,551   16.1
---------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                               April 2002
---------------------------------------------------------------------------
                                                  Calendar Year-to-Date
                    (1)    April                     January - April
                    -------------------------------------------------------
                                          % Chg
                           2002    2001  per S/D    2002       2001   % Chg
---------------------------------------------------------------------------
  Selling Days (S/D)  25     24
---------------------------------------------------------------------------
            GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                4,768      36  ***.*    20,947         36  ***.*
Cadillac Total             3,329   2,596   23.1    14,276      7,652   86.6
Chevrolet Total          160,757 125,008   23.5   624,770    546,628   14.3
GMC Total                 45,088  39,182   10.5   171,563    163,262    5.1
HUMMER Total                  55      65  -18.8       182        292  -37.7
Oldsmobile Total           3,480   3,595   -7.1    13,606     20,017  -32.0
Other-Isuzu Total            336     362  -10.9     1,139      1,389  -18.0
Pontiac Total              7,018   6,146    9.6    23,305     25,792   -9.6
Saturn Total               4,772       0  ***.*    16,756          0  ***.*
    GM North America
      Total*             229,603 176,990   24.5   886,544    765,068   15.9
---------------------------------------------------------------------------
Chevrolet Total              148     102   39.3       574        451   27.3
GMC Total                    284     176   54.9       934        798   17.0
Other-Isuzu Total            878   1,003  -16.0     3,192      3,966  -19.5
    GM Import Total        1,310   1,281   -1.8     4,700      5,215   -9.9
---------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------------
Buick Total                4,768      36  ***.*    20,947         36  ***.*
Cadillac Total             3,329   2,596   23.1    14,276      7,652   86.6
Chevrolet Total          159,944 124,447   23.4   622,553    544,274   14.4
GMC Total                 42,797  38,119    7.8   166,616    158,488    5.1
HUMMER Total                  55      65  -18.8       182        292  -37.7
Oldsmobile Total           3,480   3,595   -7.1    13,606     20,017  -32.0
Pontiac Total              7,018   6,146    9.6    23,305     25,792   -9.6
Saturn Total               4,772       0  ***.*    16,756          0  ***.*
    GM North America
      Total*             226,163 175,004   24.1   878,241    756,551   16.1
---------------------------------------------------------------------------


                          GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------------
Buick Total                4,768      36  ***.*    20,947         36  ***.*
Cadillac Total             3,329   2,596   23.1    14,276      7,652   86.6
Chevrolet Total          159,944 124,447   23.4   622,553    544,274   14.4
GMC Total                 42,797  38,119    7.8   166,616    158,488    5.1
HUMMER Total                  55      65  -18.8       182        292  -37.7
Oldsmobile Total           3,480   3,595   -7.1    13,606     20,017  -32.0
Pontiac Total              7,018   6,146    9.6    23,305     25,792   -9.6
Saturn Total               4,772       0  ***.*    16,756          0  ***.*
    GM Total             226,163 175,004   24.1   878,241    756,551   16.1
---------------------------------------------------------------------------

* Includes US/Canada/Mexico



                         GM Production Schedule - 5/1/02

                -----------------  ----- -------- ----  ----------
                      GMNA
                --------------------                              Total     Memo:  JV*
Units 000s      Car*   Truck   Total    GME**   GMLAAM   GMAP   Worldwide   Car   Truck
                --------------------    -----   ------   ----   ---------   ----  -----
2002 Q2 #       677     853    1,530     471      149     70      2,220      17     18
O/(U) prior
forecast:@       25      25       50      (4)       0      3         49       0      0
                --------------------    -----  ------    ----   ---------


                      GMNA
                --------------------                              Total     Memo:  JV*
Units 000s      Car*   Truck   Total    GME**   GMLAAM   GMAP   Worldwide   Car   Truck
                --------------------    -----   ------   ----   ---------   ----  -----

   1998
1st Qtr.        673     702    1,375     424      146     36      1,981       20     6
2nd Qtr.        615     557    1,172     479      153     39      1,843       13     8
3rd Qtr.        592     410    1,002     440      137     37      1,616       14     0
4th Qtr.        819     691    1,510     522       89     36      2,157       21     9
              -----   -----   ------    ----      ---    ---      -----      ---    --
    CY        2,699   2,360    5,059   1,864      525    148      7,596       68    23

   1999
1st Qtr.        781     725    1,506     524       93     38      2,161       20    15
2nd Qtr.        760     795    1,555     533      110     25      2,223       22    13
3rd Qtr.        660     699    1,359     427      112     47      1,945       19    11
4th Qtr.        759     694    1,453     530       97     47      2,127       21    17
                ----  -----   ------   -----      ---    ---     ------      ---    --
    CY        2,960   2,913    5,873   2,014      412    157      8,456       82    56

   2000
1st Qtr.        746     775    1,521     572      118     40      2,251       24    13
2nd Qtr.        787     781    1,568     534      140     45      2,287       19    17
3rd Qtr.        689     630    1,319     374      151     53      1,897       16    18
4th Qtr.        670     694    1,364     513      135     47      2,059       18    17
              -----   -----   ------   -----     ----    ---     ------      ---    --
    CY        2,892   2,880    5,772   1,993      544    185      8,494       77    65

   2001
1st Qtr.        581     633    1,214     538      138     51      1,941      918     9
2nd Qtr.        638     726    1,364     491      165     64      2,084       13    16
3rd Qtr.        573     665    1,238     373      146     74      1,832       11    15
4th Qtr.        573     721    1,294     441      127     67      1,929        9    16
              -----   -----   ------   -----     ----    ---     ------       --    --
    CY        2,365   2,745    5,110   1,842      575    256      7,786       46    61

   2002
1st Qtr.        600     753    1,353     456      131     65      2,008       12    11
2nd Qtr. #      677     853    1,530     471      149     70      2,220       17    18
              ------------------------------------------------------------------------

      @ Numbers may vary due to rounding
     '* JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck,
        CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      May 1, 2002
      -----------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)